UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event               April 25, 2001
reported)                                ---------------------------------------

                            ILLUMINET HOLDINGS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             DELAWARE                    0-27555              36-4042177
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   (State or other jurisdiction        (Commission           (IRS Employer
        of incorporation)             File Number)        Identification No.)


4501 Intelco Loop, S.E., Lacey, Washington                     98503
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       (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including               (360) 493-6000
area code                                    -----------------------------------


                                 Not applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 7.        Financial Statements and Exhibits.

      (c)   EXHIBITS.  The following exhibits are filed herewith:

      99.1  Press Release dated April 25, 2001.

Item 9.  Regulation FD Disclosure.

      On April 25, 2001, the Company issued a press release announcing financial results for its first quarter ended March 31, 2001. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date:  April 25, 2001
                                          ILLUMINET HOLDINGS, INC.


                                          By:  /s/ Daniel E. Weiss
                                              --------------------------------
                                              Daniel E. Weiss, Vice President
                                              Finance and Chief Financial
                                              Officer